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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                        Date of Report: July 14, 1998
                                        -------------

               (Date of earliest event reported): May 15, 1998
                                                  ------------



                               VISUAL NETWORKS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



        Delaware                 000-23699                        52-1837515
        --------                 ---------                        ----------
(State of Incorporation)   (Commission File Number)    (I.R.S. Employer Identification No.)
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                                2092 Gaither Road
                            Rockville, Maryland 20850
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (301) 296-2300
                        -------------------------------
                        (Registrant's telephone number)

      This Form 8-K/A amends Registrant's previously filed Current Report on
Form 8-K dated May 19, 1998.

      This Form 8-K/A includes the financial statements and pro forma financial information which had been omitted from the previously filed document as permitted by Item 7(a)(4) of Form 8-K.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Consolidated Financial Information. The following unaudited consolidated financial statements for the combined entity are attached hereto as Exhibit 99.2:

      -  Consolidated Balance Sheets as of March 31, 1998 and December 31,
         1997 (unaudited)

      -  Consolidated Statements of Operations for the three months ended
         March 31, 1998 and 1997 (unaudited)

      - Consolidated Statements of Stockholders Equity (Deficit) for the three months ended March 31, 1998 (unaudited)

      -  Consolidated Statements of Cash Flows for the three months ended
         March 31, 1998 and 1997 (unaudited)

      -  Notes to Consolidated Financial Statements

(b)   Exhibits.

            *2.1 Agreement and Plan of Merger dated April 15, 1998 by and among Visual Networks, Inc., Visual Acquisitions, Inc. and
                  Net2Net Corporation.

            *99.1 Press release of Visual Networks, Inc. dated May 15, 1998.

            99.2  Consolidated Financial Information.

            * Previously filed with the Registrant's Current Report on Form
            8-K which was filed with the Securities and Exchange Commission on May 19, 1998.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 14, 1998                Visual Networks, Inc.



                                    /s/ SCOTT E. STOUFFER
                                    --------------------------------
                                    By:     Scott E. Stouffer
                                    Title:  Chief Executive Officer


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                                EXHIBIT INDEX


            *2.1 Agreement and Plan of Merger dated April 15, 1998 by and among Visual Networks, Inc., Visual Acquisitions, Inc. and
                  Net2Net Corporation.

            *99.1 Press release of Visual Networks, Inc. dated May 15, 1998.

            99.2  Consolidated Financial Information.

            * Previously filed with the Registrant's Current Report on Form
            8-K which was filed with the Securities and Exchange Commission on May 19, 1998.